                                                                    EXHIBIT 99.2


                                [MONSANTO LOGO]

                                                                MONSANTO COMPANY
                                                                800 NORTH
                                                                LINDBERGH BLVD
                                                                ST. LOUIS,
                                                                MISSOURI 63167
                        FOURTH QUARTER AND 12 MONTHS 2005
                          SUPPLEMENTAL DATA - UNAUDITED

----------------------------------------------------------------------------------------------------------------
NET SALES BY GEOGRAPHY*               FOURTH       FOURTH                   12          12
($ in millions)                       QUARTER      QUARTER                  MONTHS      MONTHS
                                      2005         2004        % CHANGE     2005        2004       % CHANGE
----------------------------------------------------------------------------------------------------------------
NORTH AMERICA                         $559         $646        (13)%        $3,585      $3,174     13%
----------------------------------------------------------------------------------------------------------------
LATIN AMERICA                         $402         $325        24%          $1,239      $1,098     13%
----------------------------------------------------------------------------------------------------------------
EUROPE-AFRICA                         $208         $186        12%          $973        $778       25%
----------------------------------------------------------------------------------------------------------------
ASIA-PACIFIC                          $105         $76         38%          $497        $373       33%
----------------------------------------------------------------------------------------------------------------
TOTAL COMPANY                         $1,274       $1,233      3%           $6,294      $5,423     16%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NET TRADE RECEIVABLES BY
GEOGRAPHY*                            AS OF                    AS OF
($ in millions)                       AUG. 31,                 AUG. 31,                 HIGHER/
                                      2005                     2004                     (LOWER)
----------------------------------------------------------------------------------------------------------------
UNITED STATES                         $541                     $758                     $(217)
----------------------------------------------------------------------------------------------------------------
ARGENTINA                             $92                      $117                     $(25)
----------------------------------------------------------------------------------------------------------------
BRAZIL                                $271                     $228                     $43
----------------------------------------------------------------------------------------------------------------
ALL OTHER COUNTRIES                   $569                     $560                     $9
----------------------------------------------------------------------------------------------------------------
TOTAL COMPANY                         $1,473                   $1,663                   $(190)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GROSS PROFIT                           FOURTH      FOURTH                   12          12
($ in millions)                        QUARTER     QUARTER                  MONTHS      MONTHS
                                       2005        2004        % CHANGE     2005        2004       % CHANGE
----------------------------------------------------------------------------------------------------------------
CORN SEED AND TRAITS                   $75         $61         23%          $825        $638       29%
----------------------------------------------------------------------------------------------------------------
SOYBEAN SEED AND TRAITS                $49         $29         69%          $613        $429       43%
----------------------------------------------------------------------------------------------------------------
VEGETABLE AND FRUIT SEED               $71         -           NM           $113        -          NM
----------------------------------------------------------------------------------------------------------------
ALL OTHER CROPS SEEDS AND TRAITS       $118        $91         30%          $431        $302       43%
----------------------------------------------------------------------------------------------------------------
ROUNDUP AND OTHER GLYPHOSATE-BASED     $108        $218        (50)%        $637        $703       (9)%
HERBICIDES
----------------------------------------------------------------------------------------------------------------
ALL OTHER AGRICULTURAL  PRODUCTIVITY   $72         $103        (30)%        $385        $455       (15)%
PRODUCTS
----------------------------------------------------------------------------------------------------------------
TOTAL COMPANY                          $493        $502        (2)%         $3,004      $2,527     19%
----------------------------------------------------------------------------------------------------------------

NM = Not Meaningful

* Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.